UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): April 16, 2002


                   Consumer Direct of America
       (Exact name of Registrant as specified in charter)


       Nevada              000-32745            88-0471353
  (State of Other         (Commission          (IRS Employer
    Jurisdiction         File Number)       Identification No.)
 of Incorporation)


1506 N. Clinton St., Santa Ana, California          92703

(Address of Principal Executive Offices)          (Zip Code)



Registrant's telephone number, including area code: (714) 265-3920


                Formerly Blue Star Coffee, Inc.
       500 North Rainbow, Suite 300, Las Vegas, NV 89107
 (Former Name or Former Address, if Changed Since Last Report)





ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The registrant has engaged Lesley, Thomas, Schwarz & Postma, Inc., 2244 West Coast Hwy., Suite 100, Newport Beach, CA 92663-4724, (949-650-2771) as its principal accountant to replace its former principal accountant, Chavez and Koch, CPA's, Ltd. The former accountant was dismissed on April 16, 2002. The decision to change accountants was approved by the Board of Directors of the registrant.

     During the Registrant's most recent two (2) fiscal years and during any subsequent interim periods preceding the date of termination, the Company has had no disagreements with Chavez & Koch, CPA's, Ltd. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except the audited statements prepared by Chavez & Koch, CPA's, Ltd. did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein.

     The Registrant provided Chavez & Koch, CPA's, Ltd. with a copy of this disclosure and requested that a letter be furnished to the Company, addressed to the SEC, stating whether the former accountant agrees with the statements made herein or the stating the reasons in which he does not agree. The letter from Chavez & Koch, CPA's, Ltd. is filed herewith.

     During the most recent two (2) fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted Lesley, Thomas, Schwarz & Postma, Inc. regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).


ITEM 7(C).  EXHIBITS

99.1  Letter from Chavez & Koch, CPA's, Ltd.




                          SIGNATURES

     Pursuant  to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                   Consumer Direct of America
                          (Registrant)

			By: /s/ Michael A. Barron
			   Michael A. Barron
			       President

  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

     Signature               Title                  Date

   /s/ Michael A. Barron

 Michael A. Barron         President           April 30, 2002

   /s/ Richard H. Moskowitz

Richard H. Moskowitz    Chief Financial        April 30, 2002
                            Officer

   /s/ Lee Shorey
     Lee Shorey            Secretary           April 30, 2002






Exhibit 99.1

May 1, 2002

Brad Skinner
United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W., Mail Stop 4-5
Washington, D.C. 20549

Dear Mr. Skinner:

We have read Item 4 of Form 8-K dated April 16, 2002, of Consumer Direct of America and are in agreement with the statements contained in the second, third and fourth paragraphs on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

If you have any questions or need additional information, please call me at (702) 433-7075.

Sincerely,
Chavez & Koch, CPA's, Ltd.

/s/ Tim Koch
Tim Koch, CPA
Shareholder